UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 5, 2020

JANONE INC.

(Exact Name of Registrant as Specified in Charter)

Nevada	000-19621	41-1454591
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

325 E. Warm Springs Road, Suite 102 Las Vegas, NV 89119
(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: 702-997-5968

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	JAN	The NASDAQ Stock Market LLC (The NASDAQ Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry into a Material Definitive Agreement.

On February 5, 2020, JanOne Inc. (the “Company”) entered into a Master Agreement for Development, Manufacturing and Supply Services (the “Master Services Agreement”), pursuant to which CoreRx Inc. (“CoreRx”) agreed to manufacture a supply of SR TV1001 and matching placebo in sufficient amounts to allow the Company to conduct its clinical trials.

Under the Master Services Agreement, JanOne has agreed to pay up to approximately $450,000 for the services provided by CoreRx.  The term of the Master Services Agreement will continue until the agreement is terminated upon the mutual written agreement of the parties. The Master Services Agreement may be terminated by either party upon an uncured material breach of its terms by the other party.

The Master Services Agreement also includes customary provisions relating to, among others, compliance with laws and current good manufacturing practices, delivery and acceptance, product storage, adverse event reporting and product complaints, audits and inspection procedures, intellectual property rights, confidentiality, representations and warranties, quality management, regulatory and other approvals, and indemnification.

The foregoing description of the material terms of the Master Services Agreement does not purport to be complete and is subject to, and is qualified in its entirety by, reference to the Master Services Agreement, is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein. Portions of the Master Services Agreement may be subject to a FOIA Confidential Treatment Request to the SEC pursuant to Rule 24b-2 under the Exchange Act.

Item 9.01. Financial Statements and Exhibits

(d)        Exhibits

Exhibit Number	Description

10.1*	Master Agreement for Development, Manufacturing and Supply Services dated February 5, 2020 by and between JanOne Inc. and CoreRx Inc.
99.1	Press Release of JanOne Inc., dated February 6, 2020

* Portions of this exhibit have been redacted in compliance with Regulation S-K Item 601(b)(10)(iv).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, we have duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JanOne Inc.

By:	/s/ Tony Isaac
Name: Tony Isaac
Title: Chief Executive Officer

Dated:  February 6, 2020

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